CONSULTING GROUP CAPITAL MARKETS FUNDS (“TRUST”)

SUPPLEMENT DATED OCTOBER 1, 2009
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 2, 2009, AS REVISED JUNE 1, 2009

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information (“SAI”). Defined terms not otherwise defined in this supplement have the same meaning as set forth in SAI.

Effective immediately, the following replaces the paragraph entitled “Asset-Backed Securities (“ABS”)” on page 19 of the SAI:

Asset-Backed Securities (“ABS”).    Core Fixed Income Investments and International Fixed Income Investments may each invest up to 5% of its assets in ABS. ABS may enhance a Fund’s performance; however, their use involves certain risks that may not be found in other mutual fund investments. The Funds will invest only in ABS that have received AAA rating from both Moody’s and S&P or an equivalent rating from another nationally recognized statistical rating organization.